UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2025

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterview Plaza, Suite 310

2001 Route 46,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

As previously reported on its current report on Form 8-K filed on January 10, 2025, Interpace Biosciences, Inc. (the “Company”) on January 9, 2025 issued a press release announcing that Interpace Diagnostics, LLC, a subsidiary of the Company, as result of the final Local Coverage Determination (“LCD”) of Genetic Testing for Oncology (L39365) issued on January 9, 2025 by the Centers for Medicare & Medicaid Services (“CMS”), was discontinuing its PancraGEN® test and would not accept specimens for first-line fluid chemistry and PancraGEN® testing after February 7, 2025.

As a result of the established non-coverage for the Company’s PancraGEN® test, on January 21, 2025, the Company announced on its current report on Form 8-K that its board of directors had approved a restructuring and cost-savings plan to reduce operating costs and better align its workforce with the loss of PancraGEN® (the “Restructuring Plan”).

On January 27, 2025, the Company announced that CMS had directed its Medicare Administrative Contractors, Novitas and First Coast Service Options, Inc., to delay implementation of the Genetic Testing for Oncology LCD (L39365), from February 23, 2025 until April 24, 2025. The Company stated that this change of effective date will allow the incoming Trump administration time to fully review the proposed policy changes, re-evaluate for themselves the supporting clinical evidence for the PancraGEN® assay, and fully assess the negative impact on patient care if the currently proposed LCD comes into effect.

As a result of CMS’ determination to delay implementation of the Genetic Testing for Oncology LCD (L39365), the Company is re-evaluating certain parts of the Restructuring Plan and will determine what parts will or will not be postponed.

Item 8.01. Other Events.

On January 27, 2025, the Company issued a press release announcing the postponement of the implementation of the Genetic Testing for Oncology LCD (L39365) and the re-evaluation of its previously announced Restructuring Plan. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Press Release, dated January 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date: January 27, 2025